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                        SCHRODER CAPITAL FUNDS (DELWARE)

                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 2000

                To Investor Shares Prospectus dated March 1, 2000


1.   SCHRODER INTERNATIONAL FUND - REDEMPTION FEE

Effective November 1, 2000, Schroder International Fund (the "Fund") will impose a 2.00% redemption fee on Fund shares redeemed (including in connection with an exchange) three months or less from their date of purchase. The fee is not a sales charge (load); it will be paid directly to the Fund.

The redemption fee will apply only to Fund shares purchased on or after November 1, 2000. To the extent that the redemption fee applies, the price you will receive when you redeem your shares is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.


For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order: (i) from shares acquired prior to November 1, 2000; (ii) from shares purchased through the reinvestment of dividends and distributions paid by the Fund; and (iii) from all other shares, on a first-purchased, first-redeemed basis. Only shares described in clause (iii) above that are redeemed three months or less from their date of purchase will be subject to the redemption fee.

Please contact SIMNA at (800) 464-3108 if you have questions as to whether the redemption fee applies to some or all of your shares.

To reflect the Fund's redemption fee, "Shareholder Fees" on page 14 of the Prospectus is amended in its entirety as follows:

SHAREHOLDER FEES (paid directly from your investment):

    Maximum Sales Load Imposed on Purchases...............................None
    Maximum Deferred Sales Load...........................................None
    Maximum Sales Load Imposed on Reinvested Dividends....................None
    Redemption Fee:
              Schroder International Fund..............................2.00%(1)
              All other Funds.............................................None
    Exchange Fee..........................................................None

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(1) Shares of Schroder International Fund held for three months or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after November 1, 2000.


2.   SCHRODER INTERNATIONAL FUND - PORTFOLIO MANAGER

Deborah Chaplin has joined Michael Perelstein as a portfolio manager for Schroder International Fund. Ms. Chaplin is added under the caption "Portfolio Manager" for Schroder International Fund in the table on page 21 of the Prospectus. Ms. Chaplin has been employed as an investment professional at Schroder since May 2000. She is an Executive Vice President, Director and Senior Investment Officer of Schroder. Prior to joining Schroder, Ms. Chaplin was a Managing Director and Lead Portfolio Manager at Scudder Kemper Investments and a Manager at Spare, Kaplan,
Bischel & Associates.

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3.   SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

The second sentence under "Schroder International Smaller Companies Fund" on the front cover of the Prospectus is restated in its entirety to read as follows: "The Fund invests primarily in equity securities of companies with market capitalizations of $2.2 billion or less." In addition, the first sentence under "Principal Investment Strategies" for Schroder International Smaller Companies Fund on page 7 of the Prospectus is restated in its entirety as follows: "The Fund normally invests at least 65% of its total assets in equity securities of smaller companies (with market capitalizations of $2.2 billion or less at the time of investment) domiciled outside the United States."


4.   SCHRODER U.S. SMALLER COMPANIES FUND

The second sentence under "Schroder U.S. Smaller Companies Fund" on the front cover of the Prospectus is restated in its entirety to read as follows: "The Fund invests in equity securities of issuers domiciled in the United States with market capitalizations of $2.2 billion or less." In addition, the first sentence under "Principal Investment Strategies" for Schroder U.S. Smaller Companies Fund on page 11 of the Prospectus is restated in its entirety as follows: "The Fund normally invests at least 65% of its total assets in equity securities of companies in the United States that have (at the time of investment) market capitalizations of $2.2 billion or less."


5.   SCHRODER MICRO CAP FUND

The second sentence under "Schroder Micro Cap Fund" on the front cover of the Prospectus is restated in its entirety to read as follows: "The Fund invests in equity securities of issuers domiciled in the United States with market capitalizations of $500 million or less." In addition, the second sentence under "Principal Investment Strategies" for Schroder Micro Cap Fund on page 12 of the Prospectus is restated in its entirety as follows: "A micro cap company is a company with, at the time of initial investment, a market capitalization of $500 million or less."

6.   SCHRODER U.S. DIVERSIFIED GROWTH FUND

The name of Schroder U.S. Diversified Growth Fund has been changed to "Schroder U.S. Large Cap Equity Fund."

The third sentence under "Principal Investment Strategies" for Schroder U.S. Diversified Growth Fund on page 10 of the Prospectus is restated in its entirety as follows: "The Fund normally invests in securities of companies with market capitalizations of more than $5 billion (at the time of investment)."

The information relating to Schroder U.S. Diversified Growth Fund and Mr. Paul Morris is deleted from the table under "Portfolio Managers" on page 22 of the Prospectus. Investment decisions for that Fund are made by Schroder's U.S. equity investment team.


7.   SCHRODER EMERGING MARKETS FUND

The following is inserted immediately prior to the last sentence of the second paragraph under the heading "Principal Investment Strategies" on page 5 of the prospectus: "Schroder has determined, based on an analysis of current economic and political factors pertaining to Hong Kong should be considered as an emerging market country for purposes of the Fund's eligible investments."